Exhibit 99.1

UTi Worldwide Announces Closing of Offering of $400 Million 4.50% Convertible

Senior Notes Due 2019 and $175 Million 7.00% Convertible Preference Shares

LONG BEACH, Calif. – March 4, 2014 – UTi Worldwide Inc. (Nasdaq: UTIW) today announced that it has completed both of its previously announced private offerings, which consisted of $350 million aggregate principal amount of 4.50% Convertible Senior Notes due 2019 (the “Notes”) and $175 million of 7.00% Convertible Preference Shares. The Company also granted the initial purchasers in the Notes offering an option to purchase up to an additional $50 million aggregate principal amount of the Notes, which option has been exercised in full, increasing the aggregate principal amount of the Notes to $400 million. The net proceeds of the offerings were approximately $555 million. The Company intends to use the net proceeds of the offerings to repay debt and for other general corporate purposes.

In addition, the Company intends at its next annual general meeting to seek the applicable shareholder approval to provide the Company the option to settle the Notes in cash upon conversion. If the Company obtains the applicable shareholder approval, it will be able to elect to settle the Notes upon conversion with cash, ordinary shares or a combination of cash and ordinary shares depending on the circumstances at the time. If the Notes were to be settled in cash, there would be no equity dilution associated with the issuance of the Notes unless and until the price of our ordinary shares exceeds $14.50, in which case only the value in excess of $14.50 would result in equity dilution.

The Notes, the Convertible Preference Shares and UTi’s ordinary shares issuable upon conversion thereof, if any, have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Notes were sold in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act.

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. All offers of the Notes were made only by means of a private offering memorandum.

About UTi Worldwide

UTi Worldwide Inc. is an international, non-asset-based supply chain services and solutions company providing air and ocean freight forwarding, contract logistics, customs brokerage, distribution, inbound logistics, truckload brokerage, and other supply chain management services. The company serves a large and diverse base of global and local companies, including clients operating in industries with unique supply chain requirements such as the retail, apparel, chemical, automotive, pharmaceutical, and technology industries. The company seeks to use its global network, proprietary information technology systems, and relationships with transportation providers, and expertise in outsourced logistics services to deliver competitive advantage to each of its clients’ supply chains.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release which address activities, events or developments that UTi expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of UTi’s business and operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by UTi in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks in UTi’s filings with the SEC and the following: UTi’s ability to maintain sufficient liquidity and capital resources to fund its business including through entry into a proposed new asset-based revolving credit facility; UTi’s receipt of a “going concern” qualification in its audit and its ability to complete the financings in a manner necessary to obtain a clean audit opinion for fiscal year 2014; UTi’s ability to complete its business transformation initiatives in the timeframe anticipated and achieve the expected benefits; UTi’s ability to generate sufficient cash to service all of its debt; UTi’s ability to refinance, renew or replace its credit facilities and other indebtedness on commercially reasonable terms or at all; delays or inability to pay by UTi’s customers; dilution in connection with a private placement of convertible preference shares that will happen concurrently with the offering of the

Notes and dilution in connection with the offering of the Notes; volatility with respect to global trade; global economic, political and market conditions and unrest, including those in Africa, Asia Pacific and EMENA (which is comprised of Europe, Middle East and North Africa); risks associated with UTi’s ongoing business transformation initiative, which include unanticipated difficulties, delays, additional costs and expenses as well as potential billing delays; volatile fuel costs; transportation capacity, pricing dynamics and the ability of UTi to secure space on third party aircraft, ocean vessels and other modes of transportation; changes in interest and foreign exchange rates, particularly with respect to the South African rand; material interruptions in transportation services; risks of international operations; risks associated with, and the potential for penalties, fines, costs and expenses the company may incur as a result of investigations by the governments of Brazil and Singapore into the international air freight and air cargo transportation industry; risks of adverse legal judgments or other liabilities not limited by contract or covered by insurance; UTi’s ability to retain clients while facing increased competition; the financial condition of UTi’s clients; disruptions caused by epidemics, natural disasters, conflicts, strikes, wars and terrorism; the impact of changes in UTi’s effective tax rates; the other risks and uncertainties described herein and in UTi’s other filings with the SEC; and other factors outside UTi’s control. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on UTi or its business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof and UTi does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except as required by law.

Contact:

Jeff Misakian

Global Vice President, Investor Relations

(562) 552-9417

jmisakian@go2uti.com